UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2007

HINES HORTICULTURE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24439	33-0803204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12621 Jeffrey Road, Irvine, California           92620
(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code:  (949) 559-4444

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  )  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(  )  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(  ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)  On August 28, 2007, G. Ronald Morris resigned as a member of the Board of Directors of Hines Horticulture, Inc. (the “Company”).  Mr. Morris had served as a member of the Board of Directors since March 2001 and was a member of the Compensation Committee, Audit Committee and the Nomination and Corporate Governance committee.  The Company thanks Mr. Morris for his years of service and his commitment to the organization.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 29, 2007                                                                                          HINES HORTICULTURE, INC.

By:           /s/   Claudia M. Pieropan
Claudia M. Pieropan
Chief Financial Officer, Secretary and Treasurer
(Principal Financial and Accounting Officer)